UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 22, 2003

Duane Reade Inc.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	001-13843 (Commission File Number)	04-3164702 (IRS Employer Identification No.)

440 Ninth Avenue New York, New York 10001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code    (212) 273-5700

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                a)  Financial Statements.  Not Applicable

                b)  Pro Forma Financial Information. Not Applicable

                c)  Exhibits

                The following materials are attached as exhibits to the Current Report on Form 8-K.

Exhibit
Number	Description
99.1	Press Release dated August 22, 2003

Item 9. Regulation FD Disclosure

                The following information is furnished pursuant to Item 9, "Regulation FD Disclosure". On August 22, 2003, Duane Reade Inc. issued a press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUANE READE INC.

By:	/s/ JOHN K. HENRY
John K. Henry Senior Vice President and Chief Financial Officer

Date    August 22, 2003

*Print name and title of the signing officer under his signature.